Government Investors Trust
1655 Ft. Myer Drive
Arlington, Virginia 22209
703-528-3600

Semi-Annual Report
September 30, 1996
(Unaudited)

Letter to Shareholders
November 15, 1996

Dear Shareholder:

Short-term interest rates have been fairly stable since our last letter, as the Federal Reserve has wrestled with conflicting evidence regarding trends in economic growth and inflation. After showing surprising strength in the second quarter of 1996, the U.S. economy seemed to settle into a more sustainable growth trend during the third quarter. This allowed fears of inflation to abate, and the Fed has made no changes in interest rates at its last several meetings.

During the six-month period covered by this report, the seven-day yield from Government Investors Trust moved only from 4.15% on March 29 to 4.23% on September 30, 1996. During this same period, the fund's average maturity rose from 22 to 26 days.

Concerns over tightness in the U.S. labor market continue to guide the direction of short-term interest rates. With the rate of unemployment quite
low and hourly 	earnings creeping higher, wage pressures may force the Fed
to tighten interest rates to control inflation. We will monitor this situation closely and will adjust the maturity of the portfolio to best capture higher yields should they occur. Most other indicators of Fed policy predict a steady path ahead.

We appreciate your confidence in Government Investors Trust and reaffirm our commitment to provide you with competitive money market returns, safety of principal and liquidity.

Sincerely,

(signature)
Christopher C. Berberet
Vice President

Government Investors Trust
Portfolio of Investments - September 30, 1996
(Unaudited)
                                                  Principal
                                                 Amount           Value
U.S. Government Agency Obligations: 87.8% of
Net Assets

Federal Home Loan Mortgage Corporation
  Discount Notes, 5.31%, 10/28/96                 $5,000,000      $4,980,088
Federal Home Loan Mortgage Corporation
  Discount Notes, 5.24%, 10/30/96                  5,000,000       4,978,894
Federal Home Loan Mortgage Corporation
  Discount Notes, 5.36%, 11/04/96                  4,000,000       3,979,751
Federal National Mortgage Association
  Discount Notes, 5.32%, 10/15/96                  5,000,000       4,989,656
Federal National Mortgage Association
  Discount Notes, 5.26%, 10/16/96                  6,500,000       6,485,754
Federal National Mortgage Association
  Discount Notes, 5.27%, 10/22/96                  7,500,000       7,476,944
Federal National Mortgage Association
  Discount Notes, 5.21%, 10/23/96                  5,000,000       4,984,081
Federal National Mortgage Association
  Discount Notes, 5.19%, 10/29/96                 10,000,000       9,959,633

      Total Government Agency Obligations (Cost $47,834,801)=     47,834,801

Variable Rate Loan Guaranteed by U.S. Government Agencies: 0.05% of Net Assets

Farmers Home Administration Loan, 8.83%*,
  2/1/10 (Cost $25,939)=                             25,939           25,939

Repurchase Agreement: 12.3% of Net Assets
With Donaldson, Lufkin & Jenrette Securities Corporation issued
9/30/96 at 5.65%, due 10/1/96 collateralized by $6,821,331 in
United States Treasury Notes due 8/15/97. Proceeds at maturity are
$6,692,050.12.  (Cost $6,691,000)=                                 6,691,000

     Total Investments (Cost $54,551,740)=                       $54,551,740

Notes to Portfolio of Investments:

* Floating interest rate -- rate disclosed is as of September 30, 1996 = Aggregate cost for federal income tax purposes

The Notes to Financial Statements are an integral part of these statements.

Government Investors Trust
Statement of Assets and Liabilities
September 30, 1996
(Unaudited)

Assets
Investments, at value (Notes 1 and 2) (Cost $54,551,740)
 Investment securities                                      $47,860,740
 Repurchase agreement                                         6,691,000

     Total investments                                       54,551,740

Cash                                                                617
Receivables
 Interest                                                         1,260
 Capital shares sold                                              2,000
 Share subscriptions (Note 1)                                   123,232

     Total assets                                            54,678,849

Liabilities
Payables
 Shares reserved for subscription (Note 1)                      123,232
 Capital shares redeemed                                         56,104
 Dividends                                                        5,047
 Other liabilities                                                1,765

      Total liabilities                                         186,148

Net Assets                                                  $54,492,701

Capital Shares Outstanding                                   54,492,788

Net Asset Value Per Share                                        $1.000

Government Investors Trust
Statement of Operations
For the Six Months Ended September 30, 1996
(Unaudited)

Investment Income (Note 1)
Interest income                                             $1,487,001

Expenses (Notes 3 and 4)
Investment advisory fees                                       139,244
Custodian fees                                                   8,929
Professional fees                                               26,751
Salaries and related expenses                                   78,252
Securities registration and blue sky expense                    13,168
Telephone expense                                                5,777
Data processing and office equipment expense                    32,435
Office and miscellaneous expenses                               17,011
Depreciation and amortization                                    1,986
Fees paid indirectly                                            (3,291)

      Total expenses                                           320,262

Net Investment Income                                        1,166,739

Total Increase In Net Assets Resulting From Operations      $1,166,739

The Notes to Financial Statements are an integral part of these statements.

Government Investors Trust
Statements of Changes in Net Assets


                                       Six Months
                                       Ended 9/30/96   Year Ended
                                       (Unaudited)     3/31/96

Increase in Net Assets Resulting From Operations

Net investment income                 $1,166,739       $2,648,018

  Total increase in net assets
    resulting from operations          1,166,739        2,648,018

Distributions to Shareholders

From net investment income           (1,166,739)       (2,648,018)

Capital Share Transactions (Note 5)  (2,704,428)       (7,343,984)

Total Decrease In Net Assets         (2,704,428)       (7,343,984)

Net Assets

Beginning of year                    57,197,129        64,541,113
End of year                         $54,492,701       $57,197,129

Government Investors Trust
Financial Highlights

Selected data for a share outstanding throughout each period:

                 1992    1993    1994    1995    1996    1996***

Net asset value
   beginning
  of 31          $1.000  $1.000  $1.000  $1.000  $1.000  $1.000

Net investment
  income         $0.044  $0.024  $0.021  $0.037  $0.045  $0.021

Total from
  investment
  operations     $0.044  $0.024  $0.021  $0.037  $0.045  $0.021

Distributions
  from net
  investment
  income        $(0.044)$(0.024)$(0.021)$(0.037)$(0.045)$(0.021)

Total
  distributions $(0.044)$(0.024)$(0.021)$(0.037)$(0.045)$(0.021)

Net asset value
  end of year   $1.000  $1.000  $1.000  $1.000  $1.000  $1.000

Total return     4.44%   2.44%   2.08%   3.80%   4.62%   4.22%**

Net assets end
  of year
  (thousands)   $117,170 $88,911 $78,090 $64,541 $57,197 $54,493

Ratio of expenses
  to average
  net assets*     1.06%   1.06%   1.11%   1.16%   1.23%   1.16%**

Ratio of net
  investment
  income to
  average net
  assets          4.41%   2.44%   2.08%   3.70%   4.52%   4.19%**

*For the year ended March 31, 1996, ratio reflects custodian fees paid indirectly (Note 3).
**Annualized
***For the six months ended September 30, 1996 (unaudited). Effective July 31, 1996, the investment advisory services transferred to Bankers Finance Advisors, LLC from Bankers Finance Investment Management Corp. (See Note 3).

Government Investors Trust
Notes to Financial Statements
September 30, 1996
(Unaudited)

1. Summary of Significant Accounting Policies. Government Investors Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust invests solely in securities issued and guaranteed by the U.S. Government or any of its agencies or instrumentalities or in repurchase agreements backed by such securities.

Securities Valuation: The Trust uses the amortized cost method of valuation whereby portfolio securities are valued at acquisition cost as adjusted for amortization of premium or accretion of discount rather than at value based on market factors. As required, the Trust monitors the difference between market value and amortized cost to assure that this valuation method fairly reflects market value. Investment transactions are recorded on the trade date. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income, net of amortization of premium or discount, and other income (if any) are accrued as earned.

Dividends: Net investment income, determined as gross investment income less expenses, is declared as a dividend each business day. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month.

Income Tax: In accordance with the requirement of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, all of the taxable income of the Trust is distributed to its shareholders, and therefore no federal income tax provision is required. As of March 31, 1996, the Trust had available for federal income tax purposes unused capital loss carryover of $101 expiring March 31, 2003.

Share Subscriptions: Shares purchased by check or otherwise not paid for in immediately available funds are accounted for as share subscriptions receivable and shares reserved for subscriptions.

Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held for safekeeping by the Trust's custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Repurchase agreements may be terminated within seven days. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fees and Other Transactions with Affiliates. The Investment Advisor to the Trust, Bankers Finance Advisors, LLC ("the Advisor"), earns an advisory fee equal to 0.5% per annum of the average net assets of the Trust; the fees are accrued daily and are paid monthly. The Advisory Agreement between the Trust and the Advisor was approved at the special meeting of the Trust's shareholders on July 29, 1996. The Advisor purchased the investment management assets of Bankers Finance Investment Management Corp. ("BFIMC"), the Trust's previous investment advisor, effective July 31, 1996.

The Advisor has undertaken to reimburse the Trust by the amount, if any, by which the total expenses of the Trust (less certain excepted expenses) exceed 1.5% per annum of the average net assets of the Trust up to $40 million and 1% per annum of such amount in excess of $40 million. The Advisor is responsible for the fees and expenses of Trustees who are affiliated with the Advisor, the rent expense of the Trust's principal executive office premises and certain promotional expenses. For the six months ended September 30, 1996, outside Trustee fees of $9,000 were paid by the Trust.

Fees are reduced under an expense offset arrangement with the Trust's custodian. The amount of the expense offset for the six months ended September 30, 1996 was $3,291.

4. Other Expenses. With the exception of certain expenses of the Trust payable by it directly, all support services are provided to the Trust under a Services Agreement between the Trust and the Advisor, pursuant to which such services are provided for amounts not exceeding the cost to the Advisor. For the six months ended September 30, 1996, operating expenses of $181,018 have been reimbursed to the Advisor and BFIMC under the Services Agreement.

5. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares (in dollars and shares) were as follows:

                                          Six Months
                                          Ended Sept.   Year ended
                                          30, 1996      March 31,
                                          (Unaudited)   1996

Shares sold                               25,965,661    98,828,888
Shares issued in reinvestment of dividends 1,122,707     2,540,729

  Total shares issued                     27,088,368   101,369,617

Shares redeemed                          (29,792,796) (108,713,601)

  Net decrease                            (2,704,428)   (7,343,984)


Government Investors Trust
Special Information
September 30, 1996
(Unaudited)

A special meeting of the Trust's shareholders was held on July 29, 1996. Of the 55,989,421 shares outstanding, the following shares were voted at the meeting:

1.  Approval of an advisory agreement with Bankers Finance
Advisors, LLC/ Madison Investment Advisors, Inc.
  For:  26,154,106  Against: 510,247  Abstain: 1,568,272

2.  Election of Trustees

                      For            Withhold Authority

Frank E. Burgess      26,954,567     1,278,061
James R. Imhoff, Jr.  26,932,097     1,300,531
Thomas S. Kleppe      26,843,944     1,388,684
Lorence D. Wheeler    26,935,573     1,297,055

3.  Ratification of the selection of Ernst & Young LLP as
independent auditors of the Trust for the year ending March
31, 1997:
For:  25,894,858  Against:  394,203  Abstain:  1,943,563

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